                                                                      EXHIBIT 21
                                                                      MARCH 1994

                            ILLINOIS TOOL WORKS INC.
                          SUBSIDIARIES AND AFFILIATES

                                                                                                          PERCENT
                                        COMPANY                                          RELATIONSHIP    OWNERSHIP
                                        -------                                          ------------    ---------
Accu-Lube Manufacturing GmbH - Germany                                                   Affiliate             50%
Action Fasteners Pty. Ltd. - Australia (1)                                               Subsidiary           100%
Andrex Radiation Products A/S - Denmark                                                  Subsidiary           100%
Andrex NDT Products (UK) Ltd. - England (2)                                              Subsidiary           100%
Automated Label Systems Company - Ohio (3)                                               Affiliate             50%
Automated Label Systems Productions GmbH - Austria (4)                                   Subsidiary           100%
Balance Engineering Corporation - Delaware                                               Subsidiary           100%
Buell Industries, Inc. - Delaware                                                        Subsidiary           100%
Cintas Inyectadas Citex S.A. - Spain (5)                                                 Subsidiary           100%
Coding Products Inc. - Michigan (6)                                                      Subsidiary           100%
Crones & Co. GmbH - Germany (7)                                                          Subsidiary           100%
Cumberland Leasing Co. - Illinois                                                        Subsidiary           100%
Denepark Pty Ltd. - Australia                                                            Subsidiary           100%
Devcon Limited - Ireland                                                                 Subsidiary           100%
Devcon de Mexico S.A. - Mexico                                                           Subsidiary           100%
DeVilbiss Ransburg de Mexico S.A. de C.V. - Mexico (8)                                   Subsidiary           100%
DeVilbiss Holding, S.A. - France                                                         Subsidiary           100%
DeVilbiss Ransburg Equipmentos Para Pintura Industrial Ltda - Brazil                     Subsidiary           100%
Envases Multipac, S.A. de C.V. - Mexico                                                  Affiliate             49%
Etanco, S.A. - Spain (9)                                                                 Subsidiary            10%
Fixlock A.B. - Sweden                                                                    Subsidiary           100%
Gema Volstatic AG - Switzerland (8)                                                      Subsidiary           100%
Gema Volstatic S.A. - France (8)                                                         Subsidiary           100%
Gerrard-Signode Pte. Ltd. - Singapore                                                    Affiliate             49%
Glen Lake Venture - Illinois                                                             Affiliate             50%
Gunther S.A. - France (10)                                                               Subsidiary           100%
ITW Asia (Pte.) Limited - Singapore                                                      Subsidiary           100%
ITW Austria Vertriebs - Ges.m.b.H. - Austria                                             Subsidiary           100%
ITW Ateco GmbH - West Germany (7)                                                        Subsidiary           100%
ITW Befestigungssyteme GmbH - West Germany (11)                                          Subsidiary           100%
ITW Bevestigingssystemen B.V. - Netherlands (12)                                         Subsidiary           100%
ITW Belgium S.A. - Belgium                                                               Subsidiary           100%
ITW Canada Inc. - Canada                                                                 Subsidiary           100%
ITW de Argentina S.A. - Argentina (13)                                                   Subsidiary           100%
ITW de France S.A. - France (10)                                                         Subsidiary           100%
ITW (Deutschland) GmbH - West Germany (8)                                                Subsidiary           100%
ITW Development Corporation - Illinois                                                   Subsidiary           100%
ITW do Brasil Participacoes Ltda. - Brazil                                               Subsidiary           100%
ITW Dynatec Kabushiki Kaisha - Japan                                                     Affiliate             50%
ITW Dynatec Klebetechnik Holding GmbH - Germany (7)                                      Subsidiary           100%
ITW Espana S.A. - Spain (14)                                                             Subsidiary           100%
ITW Fastex Italia S.p.A. - Italy                                                         Subsidiary           100%
ITW Finishing Systems & Products Pty. Ltd. - Australia                                   Subsidiary           100%
ITW Fixations - France (15)                                                              Subsidiary           100%
ITW Fixfast AB - Sweden                                                                  Subsidiary            70%
ITW Hi-Cone Holdings - Ireland (16)                                                      Subsidiary           100%
ITW Hi-Cone - Ireland (17)                                                               Subsidiary           100%
I.T.W. Inc. - Illinois                                                                   Subsidiary           100%
ITW Industriesysteme GmbH - West Germany (18)                                            Subsidiary           100%
ITW Industry Co., Ltd. - Japan (19)                                                      Subsidiary           100%
ITW International Inc. - Delaware                                                        Subsidiary           100%
ITW Italia S.p.A. - Italy                                                                Subsidiary           100%
ITW Korea Inc. - Korea                                                                   Subsidiary           100%
ITW Limited - England                                                                    Subsidiary           100%
ITW Mapri Industria e Commercio Ltda. - Brazil (20)                                      Subsidiary          94.3%
ITW Meritex Sdn Bhd - Malaysia (21)                                                      Subsidiary           100%
ITW Mima Europe S.A. - France (10)                                                       Subsidiary           100%
ITW Nederland B.V. - Netherlands                                                         Subsidiary           100%
ITW New Zealand - New Zealand                                                            Subsidiary           100%
ITW-Nifco Inc. - Delaware                                                                Affiliate             50%
ITW Oberflachentechnik GmbH - Germany (7)                                                Subsidiary           100%
ITW Overseas Holdings Inc. - Delaware                                                    Subsidiary           100%
ITW Overseas Investment Corp. - Delaware                                                 Subsidiary           100%
ITW Packaging Corporation - Delaware                                                     Subsidiary           100%
ITW Participations S.A. - France                                                         Subsidiary           100%
ITW Polska Inc. - Delaware                                                               Subsidiary           100%
ITW Polska Sp. z o.o. - Poland (22)                                                      Subsidiary           100%
ITW Shelf Corporation - Delaware                                                         Subsidiary           100%
ITW Signode India Limited - India                                                        Affiliate             29%
ITW South America Inc. - Delaware                                                        Subsidiary           100%
ITW Surface & Finition S.A. - France (23)                                                Subsidiary           100%
ITW Switches Asia Ltd. - Taiwan                                                          Subsidiary           100%

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PAGE 2...                                                             MARCH 1994
ILLINOIS TOOL WORKS INC.                             SUBSIDIARIES AND AFFILIATES
- --------------------------------------------------------------------------------


                                                                                                          PERCENT
                                        COMPANY                                          RELATIONSHIP    OWNERSHIP
                                        -------                                          ------------    ---------
I.T.W. (Thailand) Co., Ltd. - Thailand                                                   Subsidiary           100%
ITW XP Inc. - Delaware                                                                   Subsidiary           100%
Impex Essen Vertrieb von Werkzeugen GmbH - Germany (7)                                   Subsidiary           100%
Impex Walcar B.V. - Netherlands (12)                                                     Subsidiary           100%
IMSA Signode, S.A. de C.V. - Mexico                                                      Affiliate             50%
Inmobiliaria Cit, S.A. de C.V. - Mexico                                                  Affiliate             49%
Indiana Pickling and Processing Company - Indiana (24)                                   Affiliate             35%
Jambro Ltd. - New Zealand                                                                Subsidiary           100%
Jambro Pty. Ltd. - Australia (1)                                                         Subsidiary           100%
Kormag Industries e Comercio Ltda. - Brazil                                              Affiliate             40%
Liljendals Bruk Ab - Finland                                                             Subsidiary           100%
Macon Klebetechnik GmbH - Germany (25)                                                   Subsidiary           100%
Maple Control Company - Michigan                                                         Subsidiary           100%
Maple Roll Leaf Company, Inc. - Michigan (26)                                            Subsidiary           100%
Meritex (Penang) Sdn. Bhd. - Malaysia (21)                                               Subsidiary           100%
Meritex Plastic Industries, Inc. - Texas                                                 Subsidiary           100%
Meypack Verpackungs und Palettiertechnik GmbH - West Germany (7)                         Subsidiary           100%
Millham Road Facility Inc. - Indiana (8)                                                 Subsidiary           100%
Miller Automation, Inc. - Wisconsin (27)                                                 Subsidiary           100%
Miller Electric Mfg. Co. - Wisconsin (27)                                                Subsidiary           100%
Miller Europe, S.p.A. - Italy (28)                                                       Subsidiary           100%
Miller Group France S.A., The - France                                                   Subsidiary           100%
Miller Group, Ltd., The - Wisconsin                                                      Subsidiary           100%
Miller Insurance, Ltd. - Bermuda (27)                                                    Subsidiary           100%
Miller Services of Appleton, Ltd. - Wisconsin (27)                                       Subsidiary           100%
Miller Thermal, Inc. - Wisconsin (27)                                                    Subsidiary           100%
Mima, Inc. - Florida                                                                     Subsidiary           100%
Minigrip Inc. - Delaware                                                                 Subsidiary           100%
N. A. Woodworth Company - Michigan                                                       Subsidiary           100%
Nifco Hi-Cone Leasing Company Limited - Japan                                            Affiliate             40%
Odesign, Inc. - Illinois                                                                 Subsidiary           100%
Pro/Mark Corporation - Connecticut                                                       Subsidiary           100%
Packaging Leasing Systems Inc. - Delaware                                                Subsidiary            80%
Paslode Corporation - Illinois                                                           Subsidiary           100%
Paslode Corporation - Florida - Florida (28)                                             Subsidiary           100%
Paslode S.A.R.L. - France (10)                                                           Subsidiary           100%
Plastiglide Manufacturing Corporation - Delaware                                         Subsidiary           100%
Ransburg Comercial Ltda. - Brazil (8)                                                    Subsidiary           100%
Ransburg Corporation - Indiana                                                           Subsidiary           100%
Ransburg Equipamentos Industrials Ltda. - Brazil (30)                                    Affiliate             50%
Ransburg-Gema KK - Japan (8)                                                             Subsidiary           100%
Ransburg-Gema Limited - Indiana (8)                                                      Subsidiary           100%
Ransburg-Gema s.r.l. - Italy (8)                                                         Subsidiary           100%
Ransburg Industrial Finishing K.K. - Japan (31)                                          Subsidiary           100%
Ransburg Manufacturing Corporation - Indiana (8)                                         Subsidiary           100%
Scanilec B.V. - Netherlands (12)                                                         Subsidiary           100%
Shippers Paper Products Company - Ohio                                                   Subsidiary           100%
Signode B.V. - Netherlands (12)                                                          Subsidiary           100%
Signode Bernpak GmbH - West Germany                                                      Subsidiary           100%
Signode Bernpak, Inc. - Delaware                                                         Subsidiary           100%
Signode Corporation - Oklahoma                                                           Subsidiary           100%
Signode France - France (10)                                                             Subsidiary           100%
Signode Hong Kong Limited - Hong Kong                                                    Subsidiary           100%
Signode International Trading Corporation - Illinois                                      Subsidiary           100%
Signode Kabushiki Kaisha - Japan                                                         Subsidiary           100%
Signode Overseas Inc. of Illinois - Illinois                                             Subsidiary           100%
Signode Packaging Systems Limited - East Africa                                          Affiliate             20%
Signode Pickling Corporation - Delaware                                                  Subsidiary           100%
Signode Systems GmbH - West Germany                                                      Subsidiary           100%
Simco (Europe) B.V. - Netherlands (8)                                                    Subsidiary           100%
Simco Japan Kabushiki Kaisha - Japan (32)                                                Affiliate             50%
Simco (Nederland) B.V. - Netherlands (33)                                                Subsidiary           100%
Societe de Prospection et D'Invention Techniques - France (10)                           Subsidiary           100%
Societe Novvelle SARL Provence Plastic - France (15)                                     Subsidiary           100%
Steinmax GmbH - Germany (7)                                                              Subsidiary           100%
Vortec Corporation - Ohio (8)                                                            Subsidiary           100%
W.A. Deutsher Pty. Ltd. - Australia                                                      Subsidiary           100%
Waterbury Buckle Company - Connecticut                                                   Subsidiary           100%

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PAGE 3...                                                             MARCH 1994
ILLINOIS TOOL WORKS INC.                             SUBSIDIARIES AND AFFILIATES
- --------------------------------------------------------------------------------


(1)  Wholly owned by W.A. Deutsher Pty. Ltd.
(2)  Ownership interest is by Andrex Radiation Products A/S
(3)  Ownership interest is by ITW Packaging Corporation
(4)  Wholly owned by Automated Label Systems Company
(5)  Wholly owned by ITW Espana S.A.
(6)  80% owned by Maple Control Company; 20% owned by Illinois Tool Works Inc.
(7)  Wholly owned by ITW (Deutschland) GmbH
(8)  Wholly owned by Ransburg Corporation
(9)  Ownership interest is by ITW Espana S.A.
(10) Wholly owned by ITW Participations S.A.
(11) 64% owned by ITW (Deutschland) GmbH; 36% owned by ITW Ateco GmbH
(12) Wholly owned by ITW Nederland B.V.
(13) Wholly owned by ITW South America Inc.
(14) Wholly owned by ITW International Inc.
(15) Wholly owned by Societe de Prospection et D'Invention Techniques
(16) .1% owned by ITW Overseas Holdings Inc.; 99.9% by ITW Overseas Investment Corp.
(17) .1% owned by ITW Overseas Holdings Inc.; 99.9% by ITW Hi-Cone Holdings
(18) Wholly owned by Signode Bernpak GmbH
(19) Wholly owned by Ransburg-Gema KK
(20) 94% owned by Illinois Tool Works Inc.; .3% owned by ITW do Brasil Participacoes Ltda.
(21) Wholly owned by Meritex Plastic Industries, Inc.
(22) Wholly owned by ITW Polska Inc.
(23) Wholly owned by DeVilbiss Holding, S.A. - France
(24) Ownership interest is by Signode Pickling Corporation
(25) Wholly owned by ITW Dynatec Klebetechnik Holding GmbH
(26) Wholly owned by Maple Control Company
(27) Wholly owned by The Miller Group, Ltd.
(28) Wholly owned by Miller Electric Mfg. Co.
(29) Wholly owned by Paslode Corporation
(30) Ownership interest is by Ransburg Comercial Ltda.
(31) 60% owned by Ransburg-Gema K.K.; 40% owned by Illinois Tool Works Inc.
(32) Ownership interest is by Ransburg Corporation
(33) Wholly owned by Simco (Europe) B.V.